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                                                                    EXHIBIT 10.9

                             INSTRUMENT OF JOINDER
                             ---------------------

          THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of May 31, 2000, by Mirage Resorts, Incorporated and each of its undersigned subsidiaries (each, "Joining Party") with reference to the following facts:


                                   RECITALS
                                   --------

     A. MGM Grand, Inc., a Nevada corporation ("MGM Grand"), has acquired Mirage Resorts, Incorporated, a Nevada corporation ("Mirage"), through its subsidiary, MGMGMR Acquisition, Inc. ("MGMGMR") MGMGMR has merged with Mirage, with Mirage the survivor.

     B. Each of the former subsidiaries of Mirage which are a party hereto has also merged with a separate acquisition company formed by MGM Grand (collectively with MGMGMR, each being referred to herein as an "Acquisition Company"), with the subsidiary of Mirage the survivor.

     C. Immediately prior to the acquisition and merger transactions described above, each of the Acquisition Companies executed guarantees of certain senior indebtedness of MGM Grand (the "Guaranteed Indebtedness" described below).

     D. By this Joinder, each Joining Party hereby confirms that, by operation of law and by these presents, it has assumed the obligations of the Acquisition Companies under their respective guarantees of the Guaranteed Indebtedness.

          NOW THEREFORE, each Joining Party agrees as follows

          1.   The Guarantees.  This Joinder is executed with reference to the
               --------------
following guarantees each dated as of May 31, 2000 (collectively, the "Guarantees"):

     (a) Bank Multi-Year Guaranty.  The Subsidiary Guaranty made by MGM Grand,
         ------------------------
     MGMGMR, and certain other subsidiaries of MGM Grand, Inc. in favor of Bank of America, N.A., as Administrative Agent for the benefit of the Banks that are parties to that certain Second Amended and Restated Loan Agreement (the "Second Amended and Restated Loan Agreement") dated as of April 10, 2000, by and among MGM Grand, Inc., a Delaware corporation, MGM Grand Atlantic City, Inc., a New Jersey corporation, as a Co-Borrower, MGM Grand Detroit, LLC, a Delaware limited liability company, as a Co-Borrower, the Banks which are parties thereto and Bank of America, N.A., as the Administrative Agent for the Banks.

     (b) Bank Short Term Guaranty. The Subsidiary Guaranty made by MGM Grand,
         ------------------------
     MGMGMR, and certain other subsidiaries of MGM Grand, Inc. in favor of Bank of America, N.A., as Administrative Agent for the benefit of the Banks that are parties to that certain 364-Day Loan Agreement (the "364-Day Loan Agreement") dated as of April 10, 2000, by and among MGM Grand, Inc., MGM Grand Atlantic City, Inc., as a Co-Borrower, MGM Grand

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     Detroit, LLC, as a Co-Borrower, the Banks which are parties thereto and
     Bank of America, N.A., as the Administrative Agent for such Banks.


     (c) Bank Term Loan Guaranty.  The Subsidiary Guaranty made by MGM Grand,
         -----------------------
     MGMGMR, and certain other subsidiaries of MGM Grand, Inc. in favor of Bank of America, N.A., as Administrative Agent for the benefit of the Banks that are parties to that certain Term Loan Agreement (the "Term Loan Agreement") dated as of April 7, 2000, by and among MGM Grand, Inc., MGM Grand Atlantic City, Inc., as a Co-Borrower, MGM Grand Detroit, LLC, as a Co-Borrower, the Banks which are parties thereto and Bank of America, N.A., as the Administrative Agent for such Banks.

     (d) Guaranty of 6.95% Notes Due 2005.  The Guaranty made by MGMGMR, and
         --------------------------------
     certain other subsidiaries of MGM Grand, Inc. in favor of The Chase Manhattan Bank, as successor trustee to PNC Bank, National Association, for the holders of MGM Grand's 6.95% Senior Collateralized Notes due 2005 issued pursuant to the Indenture dated as of February 2, 1998 between MGM Grand and PNC Bank, National Association, as Trustee (the "6.95% Indenture").

     (d) Guaranty of 6-7/8% Notes due 2008.  The Guaranty made by  MGMGMR, and
         ---------------------------------
     certain other subsidiaries of MGM Grand, Inc. in favor of U.S. Trust Company, National Association, for the holders of MGM Grand's 6-7/8% Senior Collateralized Notes due 2008 issued pursuant to the Indenture dated as of February 6, 1998 between MGM Grand and U.S. Trust Company, National Association, as Trustee (the "6-7/8% Indenture").

          The Second Amended and Restated Loan Agreement, the 364-Day Loan Agreement, the Term Loan Agreement, the 6.95% Indenture and the 6-7/8% Indenture are collectively referred to herein as the "Guaranteed Indebtedness").

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                                   AGREEMENT
                                   ---------

          (1) By this Joinder, each Joining Party confirms that it has merged with one of the Acquisition Companies and that, by operation of law and by this Joinder, it has become a party to each of the Guarantees and is bound by all of the terms, conditions, and duties applicable to a Guarantor under each of the Guarantees.

          (2) The effective date of this Joinder is May 31, 2000

          (3) Notice of acceptance hereof is waived.

          IN WITNESS WHEREOF, each of the undersigned has executed this Joinder by its duly authorized officer as of the date first written above.

                              AC HOLDING CORP.

                              AC HOLDING CORP. II

                              THE APRIL COOK COMPANY

                              ATLANDIA DESIGN AND FURNISHINGS

                              BEAU RIVAGE DISTRIBUTION CORP.

                              BEAU RIVAGE MARKETING CORP.

                              BEAU RIVAGE RESORTS, INC.

                              BELLAGIO

                              BOARDWALK CASINO, INC.

                              BUNGALOW, INC.

                              COUNTRY STAR LAS VEGAS, LLC

                              DAP CORPORATION

                              EGARIM, INC.


                              By: /s/ Scott Langsner
                                 ---------------------------------
                                 Scott Langsner,
                                 Assistant Secretary to each of the foregoing

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                              GN MARKETING CORP.

                              GNL, CORP. (dba Golden Nugget-Laughlin)

                              GNLV, CORP. (dba Golden Nugget)

                              GNLV MARKETING CORP. - CANADA

                              GNS FINANCE CORP.

                              GOLDEN NUGGET (ASIA) LTD.

                              GOLDEN NUGGET AVIATION CORP.

                              GOLDEN NUGGET EXPERIENCE CORP.

                              GOLDEN NUGGET FINANCE CORP.

                              GOLDEN NUGGET LAWRENCEBURG, INC.

                              GOLDEN NUGGET MANUFACTURING CORP.

                              GOLDEN NUGGET MARKETING CORP.

                              GOLDEN NUGGET MARKETING CORP. -
                              ILLINOIS

                              LV CONCRETE CORP.

                              MAC, CORP.

                              MCD GAMING CORP.

                              MH, INC.

                              M.I.R. TRAVEL

                              MRGS CORP.

                              THE MIRAGE CASINO-HOTEL


                              By: /s/ Scott Langsner
                                 ---------------------------------
                                 Scott Langsner,
                                 Assistant Secretary to each of the foregoing

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                              MIRAGE ENTERTAINMENT AND SPORTS, INCORPORATED

                              THE MIRAGE-GOLDEN NUGGET HONG KONG, LTD.

                              THE MIRAGE-GOLDEN NUGGET TAIWAN, LTD.

                              MIRAGE HAWAII MARKETING CORP.

                              MIRAGE INTERNATIONAL

                              MIRAGE LAUNDRY SERVICES CORP.

                              MIRAGE LEASING CORP.

                              MIRAGE RESORTS OF MARYLAND, INC.

                              MIRAGE RESORTS RETAIL

                              MIRAGE RESORTS RISK MANAGEMENT

                              MIRAGE RESORTS VACATIONS, LLC

                              MIRAGE SOUTH CHINA, INC.

                              RESTAURANT VENTURES OF NEVADA, INC.

                              SHCR CORP.

                              SEE SAW SIGN CORP.

                              TREASURE ISLAND CORP. (dba Treasure
                              Island at the Mirage)

                              TREASURE ISLAND PRODUCTIONS, INC.

                              TYOH ADVERTISING, INC.

                              VIDIAD


                              By: /s/ Scott Langsner
                                 ---------------------------------
                                 Scott Langsner,
                                 Assistant Secretary to each of the foregoing

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